UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 7, 2009

Max Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

000-33047	98-0584464
(Commission File Number)	(I.R.S. Employer Identification No.)

Max House 2 Front Street Hamilton, Bermuda	HM 11
(Address of principal executive offices)	(Zip Code)

(441) 295-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

Beginning on May 11, 2009, executives of the Registrant will present to various investors the information about the Registrant described in the slides attached to this report as Exhibit 99.1. The slides set forth in Exhibit 99.1 are incorporated herein by reference.

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Registrant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates.

ITEM 8.01	OTHER EVENTS

On May 7, 2009, the Registrant issued a news release announcing the effectiveness of the joint proxy statement/prospectus for its combination with IPC Holdings, Ltd. The news release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit	Description
Exhibit 99.1	Investor presentation slides to be used in connection with investor presentations.

Exhibit 99.2	News Release of Max Capital Group Ltd., dated May 7, 2009.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This filing includes statements about future economic performance, finances, expectations, plans and prospects of both IPC Holdings, Ltd. (“IPC”) and Max Capital Group Ltd. (“Max”) that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties, including the risks described in the definitive joint proxy statement/prospectus of IPC and Max that has been filed with the Securities and Exchange Commission (“SEC”) under “Risk Factors,” many of which are difficult to predict and generally beyond the control of IPC and Max, that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please also refer to the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by each of IPC or Max, as the case may be, with the SEC. Neither IPC nor Max undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

This filing contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on our current plans, estimates and expectations. Some forward-looking statements may be identified by our use of terms such as “believes,” “anticipates,” “intends,” “expects” and similar statements of a future or forward looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this filing should not be considered as a representation by us or any other person that our objectives or plans will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding our expectations; (b) the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time; (c) any lowering or loss of financial ratings of any wholly-owned operating subsidiary; (d) the effect of competition on market trends and pricing; (e) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere and continued instability in global credit markets; and (f) other factors set forth in the definitive joint proxy statement/prospectus of IPC and Max, the most recent reports on Form 10-K, Form 10-Q and other documents of IPC or Max, as the case may be, on file with the SEC. Risks and uncertainties relating to the proposed transaction include the risks that: the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; the anticipated benefits of the transaction will not be realized; and/or the proposed transactions will not be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not intend, and are under no obligation, to update any forward looking statement contained in this filing.

ADDITIONAL INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT:

This filing relates to a proposed business combination between IPC and Max. On May 7, 2009, IPC and Max filed with the SEC a definitive joint proxy statement/prospectus of IPC and Max, which was first mailed to shareholders of IPC and Max on May 7, 2009. This filing is not a substitute for the definitive joint proxy statement/prospectus that IPC has filed with the SEC or any other document that IPC or Max may file with the SEC or send to their respective shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. All such documents, if filed, would be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to IPC, at Jim Bryce, President and Chief Executive Officer, or John Weale, Executive Vice President and Chief Financial Officer, at 441-298-5100, in the case of IPC’s filings, or Max, at Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations at 441-295-8800, in the case of Max’s filings.

PARTICIPANTS IN THE SOLICITATION:

IPC and Max and their directors, executive officers and other employees may be deemed to be participants in any solicitation of IPC and Max shareholders, respectively, in connection with the proposed business combination.

Information about IPC’s directors and executive officers is available in the definitive joint proxy statement/prospectus filed with the SEC on May 7, 2009, relating to IPC’s 2009 annual meeting of shareholders; information about Max’s directors and executive officers is available in the amendment to its annual report on Form-10K, filed with the SEC on April 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAX CAPITAL GROUP LTD.

By	/s/ Peter A. Minton
Peter A. Minton
Executive Vice President and Chief Operating Officer

Date: May 8, 2009

EXHIBIT INDEX

Exhibit	Description
Exhibit 99.1	Investor presentation slides to be used in connection with investor presentations.

Exhibit 99.2	News Release of Max Capital Group Ltd., dated May 7, 2009.